UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

GSI COMMERCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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As previously disclosed by GSI Commerce, Inc. (“GSI”), following the announcement of the proposed merger of Gibraltar Acquisition Corp. (“Merger Sub”), a wholly-owned subsidiary of eBay Inc. (“eBay”), with and into GSI (the “merger”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of March 27, 2011, among GSI, eBay and Merger Sub, several putative stockholder class action complaints challenging the transaction (one of which also purports to be brought derivatively on behalf of GSI) were filed in the Court of Chancery of the State of Delaware (the “Court”) against various combinations of eBay, Merger Sub, NRG Commerce, LLC, GSI, the individual members of GSI’s board of directors, and certain of GSI’s non-director officers.

On June 10, 2011, (i) lead plaintiff Erie County Employees Retirement System, on behalf of the Class (as defined below) and derivatively on behalf of nominal defendant GSI (referred to together as “Plaintiffs”), and (ii) defendants GSI, Michael G. Rubin, Michael R. Conn, J. Scott Hardy, Damon Mintzer, Christopher Saridakis, James F. Flanagan, M. Jeffrey Branman, Michael J. Donahue, Ronald D. Fisher, John A. Hunter, Josh Kopelman, Mark S. Menell, Jeffrey F. Rayport, Lawrence S. Smith, David Rosenblatt, Andrea M. Weiss, NRG Commerce, LLC, Merger Sub, and eBay (referred to collectively as the “Defendants”), in the consolidated action (the “Delaware Action”) captioned In Re GSI Commerce, Inc. Shareholder Litigation, Consol. C.A. No. 6346-VCN, pending in the Court of Chancery of the State of Delaware (the “Court”), reached an agreement in principle providing for the settlement of the Delaware Action on the terms and conditions set forth in a memorandum of understanding, dated June 10, 2011 (the “MOU”). Pursuant to the MOU, the Defendants agreed that in connection with the merger, as described in the Definitive Proxy Statement on Schedule 14A filed by GSI with the Securities and Exchange Commission (the “SEC”) on May 11, 2011 (the “proxy statement”), which was supplemented by the Schedule 14A filed with the SEC on June 3, 2011, eBay will cause to be paid a settlement amount (the “Settlement Amount”) equal to $0.33 per share to GSI stockholders who hold GSI common stock and/or GSI equity incentive awards on the effective date of the merger, but excluding (1) GSI common stock and GSI equity incentive awards held by GSI’s directors and senior officers and (2) any shares of GSI common stock that are obtained through a conversion of any GSI debt securities on or after June 9, 2011. The payment of the Settlement Amount is separate and distinct from the payment of the $29.25 per-share merger consideration to be paid pursuant to the terms of the merger to all of the stockholders of GSI (including those who will not receive the Settlement Amount) but will be paid contemporaneously with the payment of such per-share merger consideration.

The MOU further provides that: (1) the parties to the MOU will agree upon and execute a stipulation of settlement (the “Stipulation”), which will replace the MOU, and will submit the Stipulation to the Court for review and approval; (2) the Stipulation will provide for dismissal of the Delaware Action with prejudice on the merits; (3) the Stipulation will include a general release of the Defendants from any and all claims relating to, among other things, the merger, the Agreement and Plan of Merger, dated as of March 27, 2011, by and among, eBay, Merger Sub and GSI, and any disclosures made in connection therewith; and (4) the MOU is, and the Stipulation will be, conditioned on, among other things, consummation of the merger, certification of the Class, and final approval by the Court following notice to the Class.

The terms of the settlement were agreed after extensive arm’s length negotiations to resolve the claims asserted in the Delaware Action. The settlement will not include any amendment or modifications of the terms of the merger, or affect the form or amount of consideration to be received by all of the GSI stockholders in the merger, as described in the proxy statement.

The Defendants have denied and continue to deny any wrongdoing or liability with respect to all claims, events, and transactions complained of in the Delaware Action or that they have engaged in any wrongdoing. The Defendants have entered into the MOU to eliminate the uncertainty, burden, risk, expense, and distraction of further litigation.

For purposes of this filing, “Class” shall mean all record holders and beneficial owners of common stock of GSI together with their successors and assigns, during the period commencing from January 18, 2011 and ending at the effective time of the closing of the merger, but excluding (i) Defendants (and any senior GSI officers who are not defendants), (ii) any holders of convertible debt securities of GSI, and any associates, affiliates, legal representatives, heirs, successors in interest, transferees and assignees of (i) and (ii).

The acquisition, which will be financed with cash and debt, is now expected to close on June 17, 2011, subject to GSI shareholder approval and other customary closing conditions.

Caution Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements.  These forward looking statements address, among other things, activities, events or developments that we expect, believe or anticipate will or may occur in the future, including our statements relating to the anticipated effects of the proposed merger with an affiliate of eBay and its anticipated benefits if consummated. These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including the risk that our stockholders may not approve the merger and that the regulatory approvals and any other required approvals in connection with the merger may not be obtained on the proposed terms or at the times anticipated, as well as the risk factors described in Part I, Item 1A, of our 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 1, 2011 and Part II, Item 1A, of our Quarterly Report on Form 10-Q filed with the SEC on May 5, 2011.

Currently unknown or unanticipated risks, or risks that emerge in the future, could cause actual results to differ materially from those described in forward-looking statements, and it is not possible for us to predict all such risks, or the extent to which this may cause actual results to differ from those contained in any forward-looking statement. Except as required by law, we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Important Merger Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of GSI Commerce by eBay.  In connection with the proposed acquisition, GSI Commerce filed with the SEC, and mailed to its stockholders, a definitive proxy statement on Schedule 14A on May 11, 2011, which was supplemented on June 3, 2011.  GSI Commerce and eBay also intend to file other relevant materials with the SEC. Stockholders of GSI Commerce are urged to read the definitive proxy statement and the amendment thereto and all other relevant documents filed with the SEC when they become available because they contain, or will contain, important information about the proposed acquisition. This communication is not a solicitation of a proxy from any security holder of GSI Commerce.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov.  In addition, GSI Commerce stockholders may obtain free copies of the documents filed with the SEC when available by contacting GSI Commerce’s Investor Relations at 610-491-7068.  You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

GSI Commerce and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of GSI Commerce common stock in respect of the proposed acquisition. Information regarding the directors and executive officers of GSI Commerce is available in the 2010 Annual Report on Form 10-K, filed with the SEC on March 1, 2011, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 29, 2011. Additional information regarding the interests of such potential participants is included in the definitive proxy statement filed with the SEC and will be included in other relevant documents filed with the SEC when they become available.